SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no. 1)


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                FIBERSTARS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                FIBERSTARS, INC.
    ------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)   Title of each class of securities to which transactions applies:

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(2)   Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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

                                     [Logo]


                                                                  March 31, 1999

Dear Shareholder:


         This year's annual meeting of shareholders will be held on Wednesday, May 12, 1999 at 2:00 P.M. local time, at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California, 94104. You are cordially invited to attend.

        The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

         After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

         A copy of the Company's 1998 Annual Report also is enclosed.

         The Board of Directors and Management look forward to seeing you at the annual meeting.


                                Very truly yours,





                                /s/ David N. Ruckert
                                -----------------------------------------
                                David N. Ruckert
                                Chief Executive Officer

                                FIBERSTARS, INC.
                               2883 Bayview Drive
                            Fremont, California 94538


                    Notice Of Annual Meeting Of Shareholders
                       To Be Held Wednesday, May 12, 1999


TO THE SHAREHOLDERS:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Fiberstars, Inc. (the "Company") will be held on Wednesday, May 12, 1999, at 2:00 P.M., local time, at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California, 94104, for the following purposes:

         1. To elect seven (7) directors to serve for the ensuing year and until their successors are elected and qualified;

         2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         3. To consider and vote upon a proposal to increase the number of shares of the Company's Common Stock reserved for issuance under its 1994 Employee Stock Purchase Plan;

         4. To consider and vote upon a proposal to increase the number of shares of the Company's Common Stock reserved for issuance under its 1994 Directors Stock Option Plan;

         5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on April 2, 1999 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.


                                 FOR THE BOARD OF DIRECTORS


                                 /s/ David N. Ruckert
                                 ---------------------------------------------
                                 Chief Executive Officer

Fremont, California
March 31, 1999



IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying post-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                FIBERSTARS, INC.
                               2883 Bayview Drive
                            Fremont, California 94538

            INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of Fiberstars, Inc., a California Corporation ("Fiberstars" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 12, 1999 at 2:00 P.M local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California, 94104.

         The date of this Proxy Statement is March 31, 1999, the approximate date on which this Proxy Statement and accompanying form of proxy were first sent or given to Shareholders. The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, or by mail. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to the Company (2883 Bayview Drive, Fremont, California 94538, Attention: David N. Ruckert) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the shareholder.

Voting

         Generally, each share of Common Stock (as defined below) entitles its holder to one vote on matters to be acted upon at the Annual Meeting, including the election of directors. However, if, prior to the voting to elect directors, any shareholder gives notice at the Annual Meeting of his or her intention to cumulate his or her votes, and if the names of the candidate or candidates for whom that shareholder intends to vote have been placed in nomination prior to the voting, then all shareholders may cumulate their votes for candidates in nomination. This means that each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she holds, or such shareholder may distribute that total number of votes among as many candidates as he or she thinks fit. The person authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees as he may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld. On all matters except the election of directors, each share carries one vote.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company's transfer agent, which will act as Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote.

         The shares represented by the proxies received, properly marked, signed, dated and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of directors, FOR approval of the proposal to amend the 1994 Employee Stock Purchase Plan to increase the number of shares of the company's Common Stock reserved for issuance under the 1994 Employee Stock Purchase Plan, FOR approval of the proposal to amend the 1994 Directors' Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance under the 1994 Directors' Stock Option Plan, FOR the ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. While there is no definitive statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

Record Date and Share Ownership

         Only shareholders of record at the close of business on April 2, 1999 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there will be 3,982,601 shares of Common Stock of the Company, par value $.0001 per share ("Common Stock"), issued and outstanding.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

         Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of anyone or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the proxy holders, or the number of directors to be elected at this time may be reduced by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

         If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors at the Annual Meeting to serve until the next Annual Meeting and until their respective successors are elected or appointed. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

         As of the date of the Annual Meeting, the Company's Bylaws will provide for the election of seven (7) directors. The names of the nominees, their ages as of March 31, 1999, and their backgrounds are set forth below.

Name                                         Age                 Director Since
----                                         ---                 --------------

John B. Stuppin                               65                      1993

David N. Ruckert                              61                      1987

Theodore L. Eliot, Jr.                        71                      1994

Michael Feuer, Ph.D.                          56                      1991

B.J. Garet                                    71                      1995

Wayne R. Hellman                              53                      1997

Philip Wolfson                                55                      1987

         Mr. Stuppin joined the Company as a director in February 1993 and was elected Chairman of the Board in May 1995. Since September 1987, Mr. Stuppin has served in various executive capacities with Neurological Technologies, Inc. ("NTI"), a biomedical development company he co-founded, and he currently serves as a director of NTI. Mr. Stuppin also has been an investment banker and a venture capitalist, with over 25 years of experience in the founding and management of companies active in emerging technologies.

         Mr. Ruckert joined the Company in November 1987 as President, Chief Operating Officer and a director. He has served as Chief Executive Officer of the Company since October 1988 and served as Secretary of the Company from February 1990 to February 1994. From June 1985 to October 1987, he was Executive Vice President of Greybridge, a toy company which he co-founded and that was acquired by Worlds of Wonder in 1987. Prior to that time, he was Executive Vice President of Atari from October 1982 to June 1984 and was a Manager/Vice
President of Bristol-Myers Company in New York from October 1966 to October 1982. Mr. Ruckert is also a director of Fiberstars Australasia Pty Ltd., a joint venture of the Company.

         Mr. Eliot has served as a director of the Company since May 1994. Mr. Eliot retired from the United States Department of State in 1978 with the rank of Ambassador. He served as the Dean of the Fletcher School of Law and Diplomacy from 1979 to 1985 and as Secretary General for the United States of the Bilderberg Meetings from 1981 to October 1993. Mr. Eliot also is a director of Raytheon Company and NTI, a biomedical development company.

         Dr. Feuer has served as a director of the Company since October 1991. Since March 1992, Dr. Feuer has been president of Santa Clara Associates, Inc., and a general partner of Pacific Technology Fund, a venture capital firm in Santa Clara, California. Prior to that time, Dr. Feuer was a technical partner of Santa Clara Associates, Inc., from September 1987 to February 1992. From April 1986 to September 1987, Dr. Feuer was President of Micro Integration Corp., an integrated circuit company. From January 1984 to April 1986, he served as Vice President, Engineering at Mentor Graphics, an electronic design automation company.

         Mr. Garet has served as a director of the Company since December 1995. From 1984 until his retirement in 1993, Mr. Garet served as Chairman of Hanson Lighting Group and Chief Executive Officer of USI Lighting. From 1973 to 1984, he served in several executive capacities with U.S. Industries, Inc., a diversified manufacturer of lighting and other products, where his responsibilities included eight operating divisions.

         Mr. Hellman has served as a director of the Company since September 1997. Since May 1995, Mr. Hellman has been chairman of the board and chief executive officer of Advanced Lighting Technologies, Inc. ("ADLT"). From 1983 until May 1995, Mr. Hellman founded a total of seventeen affiliated companies that specialize in the production and distribution of metal halide lighting systems, all of which were eventually acquired by ADLT. From 1968 until 1983, Mr. Hellman served in various capacities at General Electric, including Manager of Strategy Analysis for the GE Lighting Business Group, Manager of Engineering for the Photographic Lamp Department, and Manager of Metal

Halide Product Engineering. While he was GE's Manager of Metal Halide Product Engineering, Mr. Hellman developed what remains the standard in metal halide technology.


         Dr. Wolfson has served as a director of the Company since January 1986. Dr. Wolfson has also served as a director and a consultant to NTI, a biomedical development company. He has been Assistant Clinical Professor at the University of California School of Medicine in San Francisco since 1986. Dr. Wolfson has maintained a private practice in psychiatric medicine since 1982.

Board Meetings and Committees

         The Board of Directors held a total of six (6) meetings during the fiscal year ended December 31, 1998. The Board of Directors has an Audit and Finance Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

         The Audit and Finance Committee of the Board of Directors, which currently consists of directors Eliot, Feuer, Garet, and Stuppin, held one (1) meeting during fiscal year 1998. The Audit and Finance Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, and reviews the management of the Company's investments.

         The Compensation Committee of the Board of Directors currently consists of directors Eliot, Feuer, Garet, Stuppin and Wolfson, and held one (1) meeting during fiscal year 1998. The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of the Company and administers the Company's stock plans and determines the terms and conditions of stock option grants.

         No incumbent director, except for director Hellman, attended fewer than eighty percent of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he serves.

Director Compensation

         Each non-employee director receives $1000 per Board or Committee meeting attended to cover out-of-pocket expenses incurred in connection with such attendance. During the fiscal year ended December 31, 1998, Messrs. Eliot, Feuer, Garet, Hellman, Stuppin, and Wolfson received aggregate payments of $1,250, $1,500, $1,500, $750, $1,500, $1,500 respectively, for their services as directors.

         Following his appointment as a director in June 1994, Mr. Eliot was granted an option to purchase 10,000 shares of Common Stock at an exercise price of $4.50 per share, which option has a ten-year term and vests in four equal installments on the first four anniversaries of the date of his appointment to the Board. Upon the effective date of the 1994 Directors' Stock Option Plan, each of Messrs. Feuer, Eliot, Stuppin, Wang and Wolfson was automatically granted an option to purchase 5,000 shares of Common Stock at an exercise price of $4.50 per share, which options have ten-year terms and vest in twelve equal monthly installments following the date of grant of the option. Dr. Wolfson, under a consulting agreement with the Company dated August 25, 1994, received an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $5.875 per share (which was the fair market value of the Company's Common Stock on the date of grant), which option vests in four equal installments on the first four anniversaries of the date of the consulting agreement. Dr. Wolfson does not receive any other compensation under the consulting agreement. Subsequently, options have been granted automatically under the Company's 1994 Directors' Stock Option Plan as follows, all of which options have ten-year terms, vest in twelve equal monthly installments following the date of grant of the option and have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant: Options to purchase 5,000 shares each to Messrs. Stuppin, Eliot, Feuer, Wang and Wolfson upon their election to the Board of Directors in May 1995 at an exercise price per share of $5.625; options to purchase 5,000 shares each to Messrs. Stuppin, Eliot, Feuer, Garet, and Wolfson upon their election to the Board of Directors in May 1996 at an exercise price per share of $5.125; an option to purchase 10,000 shares to Mr. Garet upon his appointment as a director in December 1995 at an exercise price of $4.00 per share; options to purchase 5,000 shares to Messrs. Stuppin, Eliot, Feuer, Garet, and Wolfson upon their election to the Board of Directors in May 1997 at an exercise price per share of $4.625; an option to purchase 10,000 shares to Mr. Hellman upon his becoming a non-employee director in September 1997 at an exercise price of $6.250 per share; and, options to purchase 5,000 shares to Messrs. Stuppin, Eliot, Feuer, Garet, Hellman, and Wolfson upon their election to the Board of Directors in June 1998.

Required Vote

         Seven (7) persons have been nominated by the Board of Directors for election as directors at the Annual Meeting to serve until the next Annual Meeting and until their respective successors are elected or appointed. The seven (7) nominees receiving the highest number of votes at the Annual Meeting will be elected as directors of the Company.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

       PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The    Board    of    Directors    has    appointed    the    firm   of
PricewaterhouseCoopers, LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1999, and recommends that shareholders vote for ratification of this appointment. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions from the shareholders.

         The ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

   PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO 1994 EMPLOYEE STOCK PURCHASE PLAN

General

         The Company's 1994 Employee Stock Purchase Plan was adopted by the Board in April 1994 and approved by the Company's shareholders in May 1994 (the "Purchase Plan"). The Purchase Plan provides a means by which employees may purchase Common Stock of the Company through payroll deductions. As of April 2, 1999 approximately 10,618 shares remained available for future issuance under the Purchase Plan. On February 19, 1999, subject to shareholder approval, the Board increased the number of shares authorized for issuance under the Purchase Plan by 50,000, to a total of 100,000 shares.

Description of Plan

         The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any shareholder upon request.

         General. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Code. Each participant in the Purchase Plan is granted at the beginning of each offering under the plan (an "Offering") the right to purchase through accumulated payroll deductions up to a number of shares of the Common Stock of the Company (a "Purchase Right") determined on the last day of the Offering. The Purchase Right is automatically exercised on the last day of the Offering unless the participant has withdrawn from participation in the Offering or in the Purchase Plan prior to such date.

         Shares Subject to Plan. Currently, a maximum of 50,000 shares of the Company's Common Stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the Company's capital structure or in the event of any merger, sale of assets or other reorganization of the Company. On February 19, 1999, the Board, subject to shareholder approval, amended the Purchase Plan to increase its share reserve by 50,000 shares to an aggregate of 100,000 shares. The shareholders are now being requested to approve the increase in the Purchase Plan reserve at the Annual Meeting.

         Administration. The Purchase Plan is administered by the Board or a duly appointed committee of the Board. Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights.

         Eligibility. Any employee of the Company or of any present or future subsidiary corporation of the Company designated by the Board for inclusion in the Purchase Plan as of the first day of the Offering is eligible to participate in an Offering under the plan, so long as the employee is employed for more than 20 hours per week and more than five (5) months in a calendar year. However, no employee shall be granted an option who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is entitled to participate in the Purchase Plan. As of March 25, 1999, the Company had 87 employees that would be eligible to participate in the Purchase Plan.

         Offerings. Generally, each Offering of Common Stock under the Purchase Plan is for a period of six months (an "Offering Period") commencing on or about January 1 and July 1 of each year (an "Offering Date"). The Board may establish a different term for one or more Offerings or different commencement or ending dates for any Offering Period, so long as such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering to be affected. Generally, shares are purchased on the last day of the Offering Period (a "Purchase Date"). The Board may establish Offering Periods of different lengths and commencement dates.

         Participation and Purchase of Shares. Participation in an Offering under the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the Offering Date. Payroll deductions may not exceed 5% (or such other rate as the Board determines) of an employee's compensation on any payday during the Offering Period. Once an employee becomes a participant in the Purchase Plan, that employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment. Subject to certain limitations, each participant in an Offering has a Purchase Right equal to the number of whole shares determined by dividing $12,500 by the fair market value of a share of Common Stock on the Offering Date. However, no participant may purchase under the Purchase Plan shares of Common Stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of the Company's Common Stock on the first day of the Offering Period in which the shares are purchased).

         On each Purchase Date, the Company issues to each participant in the Offering the number of shares of the Company's Common Stock determined by dividing the amount of payroll deductions accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is equal to 85% of the lesser of the fair market value per share of the Company's Common Stock on the Offering Date or on the Purchase Date. The fair market value of the Common Stock on any relevant date is established by the Board based on the closing price per share on such date as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be returned to the participant, unless the amount remaining is less than the amount necessary to purchase a whole share of Common Stock, in which case the remaining amount may be applied to the next Offering Period.

         A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

         Transfer of Control.  The Purchase Plan provides  that, in the event of
(i) a proposed sale of all or substantially all of the assets of the Company, or
(ii) a merger of the Company with or into another corporation (a "Transfer of Control"), the acquiring or successor corporation will assume the Company's rights and obligations under the Purchase Plan or substitute equivalent Purchase Rights for such corporation's stock, unless the Board in its sole discretion adjusts the next Purchase Date to a date on or before the date of the Transfer of Control. In the event of a proposed dissolution or liquidation of the Company, the Offering Period will terminate unless otherwise provided by the Board.

         Termination or Amendment. The Purchase Plan will continue in effect for a term of 20 years unless it is terminated by the Board prior to such date. The Board may at any time amend or terminate the Purchase Plan, except that the approval of the Company's shareholders is required within twelve months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan, or changing the definition of the corporations which may be designated by the Board as corporations the employees of which may participate in the Purchase Plan.

Summary of United States Federal Income Tax Consequences

         The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.


         Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the Purchase Date on which the shares are acquired (a "disqualifying disposition"), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss. If the participant disposes of shares at least two years after the Offering Date and at least one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) 15% of the fair market value of the shares on the Offering Date. Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant's death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) 15% of the fair market value of the shares on the Offering Date is recognized as ordinary income in the year of the participant's death.


         If the exercise of a Purchase Right does not constitute an exercise pursuant to an "employee stock purchase plan" under section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the Purchase Date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.

         A capital gain or loss will be long-term if the participant holds the shares for more than 12 months and short-term if the participant holds the shares for 12 months or less. Long-term capital gains are currently subject to a maximum tax rate of 20%. Short-term capital gains are generally subject to the same tax rates as ordinary income.

         If the participant disposes of the shares in a disqualifying disposition the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed the Company.

Changed Plan Benefits

         Because benefits under the Purchase Plan will depend on employees' elections to participate and the fair market value of the Company's Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Purchase Plan is approved by the stockholders. Nonemployee directors are not eligible to participate in the Purchase Plan. As a point of reference, the numbers of shares of Common Stock purchased under the Purchase Plan by certain persons in the last fiscal year are as follows: Mr. Greenwald, Mr. Hatley, Mr. Keplinger and Mr. Martin purchased 694 shares, 116 shares, 1,854 shares, and 1,040 shares, respectively; all current executive officers as a group purchased 3,704 shares; and all current employees, including officers who are not executive officers, as a group purchased 6,397 shares. No shares were purchased under the 1998 Purchase Plan by any directors who are not executive officers, any other nominees for election as directors or any associates of such directors or nominees or of any executive officers, and no person has purchased five percent or more of the total number of shares issued under the Purchase Plan.

Vote Required and Board's Recommendation

         The affirmative vote of a majority of the votes present or represented by proxy and entitled to a vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, is required for approval of this proposal. Abstentions and broker nonvotes will each be counted present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

         The Board believes that the availability of an opportunity to purchase shares under the Purchase Plan at a discount from market price is important to attracting and retaining qualified officers and employees essential to the success of the Company, and that stock ownership is important to providing such persons with incentive to perform in the best interest of the Company. THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 1994 EMPLOYEE STOCK PURCHASE PLAN TO 100,000 SHARES.

   PROPOSAL NO. 4: APPROVAL OF AMENDMENT TO 1994 DIRECTORS' STOCK OPTION PLAN

General

         The Company's 1994 Directors' Stock Option Plan was adopted by the Board of Directors and approved by the shareholders in 1994 (the "Directors' Plan"). The Directors' Plan provides for the automatic grant of nonstatutory stock options to members of the Board of Directors who are not employees of the Company. Currently, the Company has six (6) nonemployee directors. As of March 31, 1999, an aggregate of 42,084 shares were available for future grants under the Directors' Plan.

         The shareholders are being asked to approve the amendment to increase the number of shares of Common Stock reserved for issuance under the Directors' Plan by 100,000 shares from 200,000 to 300,000. The Board of

Directors believes that the approval of the amendment of the Directors' Plan is in the best interests of the Company and its shareholders because the availability of stock options is an important factor in attracting and retaining qualified nonemployee directors essential to the success of the Company.

Summary of the Provisions of the Directors' Plan

         The following summary of the Directors' Plan is qualified in its entirety by the specific language of the Directors' Plan, a copy of which is available to any shareholder upon request.

         General. The Directors' Plan provides for the automatic grant of nonstatutory stock options to nonemployee directors of the Company. As of March 31, 1999, none of the options to purchase Common Stock granted under the Directors' Plan had been exercised, options to purchase an aggregate of approximately 140,000 shares remained outstanding and approximately 42,084 shares remained available for future grant under the Directors' Plan.

         Shares Subject to Plan. Currently, a maximum of 7,200,000 shares of the authorized but unissued or reacquired shares of the Common Stock of the Company may be issued upon the exercise of options granted pursuant to the Directors' Plan. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the Directors' Plan, to the terms of automatic option grants under the plan, and to outstanding options. To the extent that any outstanding option under the Directors' Plan expires or terminates prior to exercise in full or if shares issued upon the exercise of an option are repurchased by the Company, the shares of Common Stock for which such option is not exercised or the repurchased shares are returned to the plan and become available for future grants.

         Administration. The Directors' Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). Although the Directors' Plan is designed to work automatically without administration, to the extent administration is necessary, the Board is authorized to interpret the Directors' Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Directors' Plan or any option.

         Eligibility. Only directors of the Company who are not at the time of option grant employees of the Company or of any parent or subsidiary corporation of the Company (the "Outside Directors") are eligible to participate in the Directors' Plan. Currently, the Company has six (6) Outside Directors.

         Automatic Grant of Options. The Directors' Plan provides that each Outside Director who first serves on the Board after August 18, 1994 (the "Effective Date") automatically will be granted an option to purchase 10,000 shares of Common Stock on the date of his or her initial election or appointment. The Directors' Plan also provides for the annual automatic grant of an additional option to purchase 5,000 shares of Common Stock on the date of each Annual Meeting of the Company's shareholders at which each nonemployee director is elected to the Board, provided that on such date, he or she shall have served on the Board for at least three months prior to the date of such Annual Meeting.

         Terms and Conditions of Options. Each option granted under the Directors' Plan will be evidenced by a written agreement between the Company and the Outside Director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Directors' Plan. The per share exercise price of any option granted under the Directors' Plan must equal the fair market value of a share of the Company's Common Stock on the date of grant. Generally, the fair market value of the Common Stock will be the closing price of the Company's Common Stock on the date of grant as reported on the Nasdaq National Market. As of March 1, 1999, the closing price of the Company's Common Stock, as reported on the Nasdaq National Market, was $3.625 per share. No option granted under the Directors' Plan is exercisable after the expiration of 10 years after the date such option is granted, subject to earlier termination in the event the optionee's service as a director of the Company ceases or in the event of an acquisition, dissolution or liquidation of the

Company, as discussed below (see "Transfer of Control"). Shares subject to options granted under the Directors' Plan will vest and become exercisable in twelve (12) equal monthly installments following the date of grant.

         Generally, the exercise price may be paid in cash, by check, or in cash equivalent. During the lifetime of the optionee, the option may be exercised only by the optionee. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

         Transfer of Control. The Directors' Plan provides that in the event of the proposed dissolution or liquidation of the Company, options granted pursuant to the Directors' Plan will terminate immediately prior to the consummation of the proposed action, unless otherwise provided by the Board. The Board may, in its sole discretion, declare that any such options will terminate as of a date fixed by the Board, and give each optionee the right to exercise their option as to all or any part of the shares subject to such options, including shares as to which the options would not otherwise be exercisable. The Directors' Plan further provides that in the event of a proposed (i) sale of all or substantially all of the assets of the Company, or (ii) merger of the Company with or into another corporation which results in the transfer of ownership of more than fifty percent (50%) of the voting power of the Company, the Company's outstanding options will be assumed or an equivalent option substituted by such acquiring or successor corporation or its parent or subsidiary, unless the Board, in its sole discretion, and in lieu of such assumption or substitution, gives optionees the right to exercise their options as to some or all of the shares subject to such options, including shares as to which the options would not otherwise be exercisable.

         Termination or Amendment. The Directors' Plan will continue until February 2004, unless earlier terminated by the Board. The Board may terminate or amend the Directors' Plan at any time, but, the Board may not adopt an amendment to the Directors' Plan which would require shareholder approval under any law or regulation, including an amendment increasing the total number of shares of Common Stock reserved for issuance thereunder without the approval of the shareholders. No termination or amendment of the Directors' Plan may adversely affect an outstanding option without the consent of the optionee.

Summary of Federal Income Tax Consequences of the Directors' Plan

         The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Directors' Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

         Options granted under the Directors' Plan are nonstatutory stock options, which have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period of the shares is more 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

         Changed Plan Benefits

         From the inception of the Directors' Plan through March 25, 1999, the current directors who are not executive officers of the Company have received, in the aggregate, options under the Directors' Plan for the following numbers of shares: Mr. Eliot, 35,000 shares, Mr. Feuer, 25,000 shares, Mr. Garet, 25,000 shares, Mr. Hellman, 15,000 shares, Mr. Stuppin, 25,000 shares, and Mr. Wolfson, 25,000 shares. Benefits under the Directors' Plan depend on a number of factors, including the fair market value of the Company's Common Stock on future dates and the exercise decisions made by the optionees. Consequently it is not possible to determine the dollar value of benefits that might be received by persons granted options under the Directors' Plan.

         Vote Required and Board of Directors' Recommendation


         The affirmative vote of a majority of the votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.


         The Board of Directors believes that the increase in the share reserve of the Directors' Plan is in the best interests of the shareholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCREASE IN THE SHARE RESERVE OF THE DIRECTORS' PLAN.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 31, 1999 as to
(i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company or director nominee who beneficially owns shares, (iii) each of the executive officers of the Company named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group. Unless otherwise specified, the address for each officer and director is 2883 Bayview Drive, Fremont, California 94538.

                                                       Shares Beneficially Owned
                                                       -------------------------

                                                                         Percent
         Name and Address (1)                              Number       of Total
         --------------------                              ------       --------

         Advanced Lighting Technologies, Inc. (2)
         Wayne Hellman
         2307 E. Aurora Rd., Suite 1
         Twinsburg, OH 44087...........................  1,037,177         26.3

         David N. Ruckert (3)..........................    271,573          6.9

         Philip Wolfson  (4)...........................    151,508          3.8

         Michael Feuer (5).............................    110,567          2.8

         John B. Stuppin (6)...........................     98,332          2.5

         Barry R. Greenwald (7)........................     79,211          2.0

         J. Steven Keplinger (8).......................     70,746          1.8

         Theodore L. Eliot, Jr. (9)....................     35,166            *

         B. J. Garet (10)..............................     24,166            *

         Frederick Martin (11).........................     34,771            *

         J. Arthur Hatley (12).........................     15,227            *

         All officers and directors as a group
         (14 persons)(13)..............................  1,928,444         42.8

---------------------------

*    Less than one percent.

1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

2) Includes 1,023,011 shares held by Advanced Lighting Technologies, Inc., of which Mr. Hellman is President and as to which Mr. Hellman disclaims beneficial ownership. Also includes 14,166 shares subject to outstanding stock options held by Mr. Hellman that are exercisable on or before May 1, 1999.

3) Includes 137,500 shares subject to outstanding stock options exercisable on or before May 1, 1999.

4) Includes 46,666 shares subject to outstanding stock options exercisable on or before May 1, 1999.

5) Includes 37,968 shares subject to outstanding stock options exercisable on or before May 1, 1999.

6) Includes 36,666 shares subject to outstanding stock options exercisable on or before May 1, 1999.

7) Includes 75,330 shares subject to outstanding stock options exercisable on or before May 1, 1999.

8) Includes 66,331 shares subject to outstanding stock options exercisable on or before May 1, 1999.

9) Includes 1,000 owned by the Eliot Trust, of which Mr. Eliot is a beneficiary. Also, includes 34,166 shares subject to outstanding stock options exercisable on or before May 1, 1999.

10) Includes 24,166 shares subject to outstanding stock options exercisable on or before May 1, 1999.

11) Includes 32,500 shares subject to outstanding stock options exercisable on or before May 1, 1999.

12) Includes 15,000 shares subject to outstanding stock options exercisable on or before May 1, 1999.

13) Includes 529,459 shares subject to outstanding stock options exercisable on or before May 1, 1999.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS


Summary Compensation Table


         The following table sets forth all compensation paid to the Company's Chief Executive Officer and certain other executive officers whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 1998.

                           Summary Compensation Table

                                                                                            Long-Term
                                                                                           Compensation
                                                                                           ------------
                                                    Annual Compensation                       Awards
                                                    -------------------                       ------
                                                                                            Securities
                                                                                            Underlying
                                          Fiscal                                             Options/            All Other
Name and Principal Position                Year         Salary($)           Bonus($)          SARs(#)         Compensation(1)
---------------------------                ----         ---------           --------          -------         ---------------

David N. Ruckert                           1998         $190,800                 --                   0         $5,340.84
President and Chief                        1997         $171,000                 --              50,000            $4,741
Executive Officer                          1996         $156,000                 --              50,000            $4,188

Barry Greenwald                            1998          $80,000            $77,607                   0              $973
Senior Vice President, Pool                1997          $80,000            $99,920              30,000              $831
& Spa Division                             1996          $70,000            $76,620              15,000              $690

Fredrick Martin                            1998         $150,166                 --                   0            $1,138
Chief Operating Officer                    1997         $111,304                 --              80,000           $17,138
                                           1996               --                 --                  --                --

J. Arthur Hatley                           1998          $76,000            $66,458                   0            $1,087
Vice President and                         1997          $76,000            $49,879              25,000              $186
General Manager,                           1996          $69,000            $36,624              10,000                --
Commercial Lighting

J. Steven Keplinger                        1998         $128,081                 --                   0              $438
Senior Vice President,                     1997         $115,000                 --              30,000              $408
Operations & Retail Products               1996         $115,000                 --              33,000              $378

(1) Represents premiums paid on life insurance policies for the officer's benefit.

         The following table sets forth certain information for the year ended December 31, 1998 with respect to stock options granted to the individuals named in the Summary Compensation Table above.

                                          Option/SAR Grants in Fiscal Year 1998

                                                        Individual Grants in Fiscal 1998
                         -----------------------------------------------------------------------------------------------
                          Number of Securities    % of Total Options/ SARs
                          Underlying Options/      Granted to Employees in
                           SARs Granted(#)(1)            Fiscal Year            Exercise or Base     Expiration Date(3)
         Name                                                                  Price ($/Share)(2)
------------------------ ----------------------- ---------------------------- ---------------------- -------------------
David N. Ruckert                   0                          0                        N/A                  N/A
Barry Greenwald                    0                          0                        N/A                  N/A
Steven Keplinger                   0                          0                        N/A                  N/A
J. Arthur Hatley                   0                          0                        N/A                  N/A
Fredrick Martin                    0                          0                        N/A                  N/A

(1)  Such stock options vest as to 25% of the shares covered by the respective  options on each anniversary of the grant date,  becoming fully vested on the fourth  anniversary of the date of grant. Under the terms of the Company's 1994
     Stock  Option  Plan,  the Board of Directors or a duly  appointed  committee of the Board  retains the  discretion, subject to certain  limitations  within the Option Plan, to modify,  extend,  or renew  outstanding  options and to reprice outstanding options, and to accelerate the vesting of options in the event of any merger, consolidation, or reorganization  in which the  Company is not the  surviving  corporation.  Options  may be  repriced  by  canceling outstanding  options and reissuing new options with an exercise price equal to the fair market value on the date of reissue which may be lower than the original exercise price of such canceled options.

(2)  The exercise price on the date of grant was equal to 100% of the fair market value on the date of grant.

(3)  Subject to earlier termination upon certain events related to termination of employment.

Option Exercises and Fiscal 1998 Year End Value

         The following table provides certain information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended December 31, 1998, and unexercised options held as of December 31, 1998, by the persons named in the Summary Compensation Table.

                                   Aggregate Options/SAR Exercises in Last Fiscal Year
                                          and Fiscal Year-End Option/SAR Values

                                                                   Number of Securities               Value of Unexercised
                                                                  Underlying Unexercised                  In-the-Money
                                                                  Options/SARs at Fiscal                 Options/SARs at
                                                                      Year End (#)                    Fiscal Year-End ($)(1)
                         Shares Acquired                              ------------                    ---------------------
         Name            on Exercise (#)   Value Realized ($)  Exercisable / Unexercisable          Exercisable / Unexercisable
         ----            ---------------   ------------------  ---------------------------          ---------------------------
David N. Ruckert                0                  0                  125,000/75,000                           0/0

Barry Greenwald                 0                  0                  75,330/30,000                          56,823/0

Steven Keplinger                0                  0                  63,331/42,000                          56,826/0

J. Arthur Hatley                0                  0                  15,000/25,000                            0/0

Fredrick Martin                 0                  0                  20,000/60,000                            0/0

(1)  Based upon the closing price of the Company's Common Stock on the Nasdaq National Market on the last trading day of fiscal 1998, which was $4.00.

                            CHANGES TO BENEFIT PLANS

         1994 Employees Stock Purchase Plan. The Board of Directors of the Company has adopted, subject to shareholder approval, an amendment to the 1994 Employees Stock Purchase Plan to increase the maximum number of shares that may be issued thereunder by 50,000 shares. See "PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO 1994 EMPLOYEE STOCK PURCHASE PLAN." As of April 2, 1999, no grant of options had been made to any person conditioned upon shareholder approval of the increase in the share reserve of the 1994 Employee Stock Purchase Plan.

         1994 Directors' Stock Option Plan. The Board of Directors of the Company has adopted, subject to shareholder approval, an amendment to the 1994 Directors' Stock Option Plan to increase the maximum number of shares that may be issued thereunder by 100,000 shares. See "PROPOSAL NO. 4: APPROVAL OF AMENDMENT TO 1994 DIRECTORS STOCK OPTION PLAN." As of April 2, 1999, no grant of options had been made to any person conditioned upon shareholder approval of the increase in the share reserve of the 1994 Directors' Stock Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1987, the Company loaned David N. Ruckert, an officer and director, the amount of $75,000, and bearing interest at the rate of 9% per year in connection with the purchase of shares of Common Stock. On June 8, 1994, the loan was amended by letter agreement. The loan was again amended and restated on April 23, 1998 as a loan in the amount of $75,000, bearing interest at the rate of 9% per year and due on April 23, 2003. The loan is secured by shares of Common Stock of the Company held by Mr. Ruckert.

         In 1996, the Company made certain loans to Barry R. Greenwald, an officer, in the aggregate amount of $125,000, and bearing interest at the rate of 8% per year in connection with his purchase of a permanent residence. On
March 25, 1997, the loans were restructured as one loan in the amount of $125,000, which bore interest at 8% per year, compounded monthly, and was due and payable in full on December 31, 1999. Because of principle and interest repayment by Mr. Greenwald, this loan was restructured on March 15, 1998 as a loan in the amount of $106,600, bearing interest at 8% per year, compounded monthly, repayable in monthly installments of principle and accrued interest and due in full on December 31, 1999, or upon any earlier termination of Mr. Greenwald's employment with the Company. The loan is secured by all shares of the Company's Common Stock owned by Mr. Greenwald acquired pursuant to the terms of the Company's 1994 Employee Stock Purchase Plan, the Company's 1988 Stock Option Plan and 1994 Stock Option Plan, and any shares issuable or potentially issuable pursuant to the 1988 Stock Option Plan and the 1994 Stock Option Plan. The outstanding balance of the loan as of March 31, 1999 was $92,085.86.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         With the exception of the inadvertent failure to timely file a Form 4 by Philip Wolfson, which failure was subsequently corrected, to the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were timely met.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-4(c)(i) of the Exchange Act, the Company's proxy for the 2000 Annual Meeting of Shareholders may confer discretionary authority to vote on any proposal submitted by a shareholder if written notice of such proposal submitted by a shareholder if written notice of such proposal is not received by the Company at its officers at 2883 Bayview Drive, Fremont, CA 94538, on or before February 15, 1999, or, if the 2000 Annual Meeting of Shareholders is held more than 30 days before or after May 12, 1999, within a reasonable time before the mailing of the Company's proxy materials for the 2000 Annual Meeting of Shareholders.

         Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than December 2, 1999 to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

                                  OTHER MATTERS


         The Board of Directors knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.


                                   BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/   DAVID N. RUCKERT


                                   DAVID N. RUCKERT
                                   President, Chief Executive Officer,
                                   Chief Operating Officer and Director


Dated:  March 31, 1999

                                   APPENDIX A

--------------------------------------------------------------------------------

PROXY                             FIBERSTARS, INC.                         PROXY

                    Proxy for Annual Meeting of Shareholders


         The undersigned hereby appoints David N. Ruckert, John B. Stuppin and Robert A. Connors, or any of them, proxy and attorney-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of stock in Fiberstars, Inc., a California corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Mandarin Oriental Hotel, 222 Sansome St., San Francisco, CA 94104, Wednesday, May 12, 1999 at 2:00 P.M. local time, and at any adjournment thereof as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated March 31, 1999 (the "Proxy Statement"), receipt of which is hereby acknowledged.

                (Continued, and to be signed on the other side)

--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

--------------------------------------------------------------------------------
                                                                     Please mark
                                                                 [X]  your votes
                                                                       as this

                                            WITHHOLD
1. ELECTION OF DIRECTORS:         FOR       FOR ALL
     NOMINEES:                    [  ]        [  ]
     Theodore L. Eliot, Jr.,
     Michael Feuer, Ph.D., B.J. Garet, Wayne R. Hellman,
     David N. Ruckert, John B. Stuppin, Philip Wolfson

     INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space provided below.

     ---------------------------
     I PLAN TO ATTEND THE MEETING  [  ]
                                                             FOR AGAINST ABSTAIN
2. A vote FOR the approval of the proposal to amend the 1994
   Employee  Stock  Purchase  Plan to increase the number of [ ]   [ ]    [  ]
   shares  of  the  Company's   Common  Stock  reserved  for
   issuance under the Plan is recommended by the Board of Directors.

3. A vote FOR the approval of the proposal to amend the 1994
   Directors  Stock  Option Plan (the  "Directors  Plan") to [ ]   [ ]    [  ]
   increase  the  number of shares of the  Company's  Common
   Stock reserved for issuance under the Directors Plan is recommended by the Board of Directors.

4. A  vote  FOR  the  ratification  of  the  appointment  of
   PricewaterhouseCoopers   as  the  Company's   independent [ ]   [ ]    [  ]
   auditors for the year ending December 31, 1999 is recommended by the Board of Directors.

                    The shares represented hereby will be voted as specified. If no specification is made, such shares will be voted FOR the above proposals 1, 2, 3 and 4.

                    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE DATE, SIGN, AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED, STAMPED ENVELOPE.

                    (Be sure to date proxy.)

Signature(s) --------------------------------------- Dated ---------------, 1999

--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -